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                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                 PROSPECTUS SUPPLEMENT DATED SEPTEMBER 16, 2009

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This information supplements the Stock Funds Prospectus of First American
Investment Funds, Inc., dated February 27, 2009. Please retain this supplement for future reference.

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Effective September 25, 2009, information regarding the portfolio managers primarily responsible for the management of Large Cap Value Fund and Mid Cap Value Fund, as set forth in the Prospectus under the heading "Additional Information--Management--Portfolio Management," is replaced by the following:

Large Cap Value Fund. Brent D. Mellum, CFA, Senior Equity Portfolio Manager. Mr. Mellum has served as the co-lead portfolio manager for the fund since April 2004. Mr. Mellum entered the financial services industry when he joined FAF Advisors in 1993.

Kevin V. Earley, CFA, Senior Equity Portfolio Manager. Mr. Earley has co-managed the fund since September 2000 and co-lead managed the fund since April 2004. Mr. Earley entered the financial services industry in 1987 and joined FAF Advisors in 1997.

Mid Cap Value Fund. Kevin V. Earley has served as the co-lead portfolio manager for the fund since October 1999. Information on Mr. Earley appears above under "Large Cap Value Fund."

Brent D. Mellum has co-lead managed the fund since October 1999. Information on Mr. Mellum appears above under "Large Cap Value Fund."

                                                                      FAIF-STOCK